Exhibit 99

Chemed Reports Fourth-Quarter 2010 Results

CINCINNATI--(BUSINESS WIRE)--February 15, 2011--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2010, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 10.9% to $336 million
  Net Income increased 25.8% to $22.6 million
  Adjusted Net Income increased 15.1% to $27.9 million

VITAS segment operating results:

  Net Patient Revenue of $242 million, an increase of 11.4%
  Average Daily Census (ADC) of 13,080, an increase of 7.7%
  Admissions of 14,776, an increase of 8.0%
  Net Income of $23.3 million, an increase of 20.9%
  Adjusted EBITDA of $42.2 million, an increase of 23.1%
  Adjusted EBITDA margin of 17.4%, an increase of 167 basis points

Roto-Rooter segment operating results:

  Revenue of $94.0 million, an increase of 9.7%
  Job count of 169,883, an increase of 1.2%
  Net Income of $7.3 million, a decline of 10.2%
  Adjusted EBITDA of $15.9 million, a decrease of 0.4%
  Adjusted EBITDA margin of 17.0%, a decrease of 172 basis points

VITAS

Net revenue for VITAS was $242 million in the fourth quarter of 2010, which is an increase of 11.4% over the prior-year period. Excluding the impact of Medicare Cap, revenue increased 10.9%. This revenue growth was the result of increased ADC of 7.7%, driven by an increase in admissions of 8.0%, combined with Medicare price increases of approximately 2.1%. The remaining growth was driven by geographic mix shift of the patient base.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $202.21, which is 3.0% above the prior-year period. Routine home care reimbursement and high acuity care averaged $159.31 and $701.21, respectively, per patient per day in the fourth quarter of 2010. During the quarter, high acuity days of care were 7.9% of total days of care, essentially equal to the prior-year quarter.

In the fourth quarter of 2010, VITAS recorded a Medicare Cap billing limitation of $1.1 million. This compares with a Medicare Cap liability of $1.8 million in the fourth quarter of 2009. These Medicare Cap liabilities in the fourth quarter of 2010 and 2009 relate predominantly to one program which is VITAS’ largest provider number.

The government’s Medicare Cap fiscal year begins on September 29. The first quarter of a Medicare Cap year has the potential to be volatile if a program experiences unusual or seasonal admission patterns. Based upon actual January 2011 admissions, VITAS anticipates reversing the Medicare Cap liability recorded for this program in the first quarter of 2011. Consistent application of VITAS’ Medicare Cap accounting methodology requires VITAS to recognize this $1.1 million in revenue reduction in the fourth quarter of 2010.

Of VITAS’ 33 unique Medicare provider numbers, 30 provider numbers, or 91%, have a Medicare Cap cushion greater than 10% for the most recent twelve-month period. Three provider numbers have Medicare Cap cushion below 5%. VITAS generated an aggregate Medicare Cap cushion of $210 million, or 24.8%, during the trailing twelve-month period.

The fourth quarter of 2010 gross margin, excluding the impact of Medicare Cap, was 25.3%, which is an increase of 62 basis points from the fourth quarter of 2009. This increase in overall margin was accomplished while continuing to absorb increased expenses relating to field-based admissions, expansion of inpatient units and increased documentation requirements in Medicare recertifications.

Selling, general and administrative expense was $18.8 million in the fourth quarter of 2010, which is an increase of 4.7% when compared to the prior-year quarter. Adjusted EBITDA totaled $42.2 million in the quarter, an increase of 23.1% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 17.8% in the quarter which was 132 basis points above the prior-year quarter.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $94.0 million for the fourth quarter of 2010, an increase of 9.7% over the prior-year quarter. Roto-Rooter’s gross margin was 43.1% in the quarter, a 311 basis point decline when compared to the fourth quarter of 2009. Adjusted EBITDA in the fourth quarter of 2010 totaled $15.9 million, a decline of 0.4%, and the Adjusted EBITDA margin was 17.0% in the quarter, a decline of 172 basis points, when compared to the prior-year quarter.

The decline in the Adjusted EBITDA margin in the fourth quarter is a result of several factors. Unfavorable casualty insurance claims, primarily relating to prior periods, increased $1.8 million, health insurance, primarily large claims, increased $1.0 million and bad debt expense increased from $81,000 to $244,000. Excavation revenue and direct gross margins increased in the quarter; however, these jobs continue to have a margin below plumbing and drain cleaning services. This revenue mix shift to excavation reduced overall margins 73 basis points. The impact these items had on margin were partially offset by total Roto-Rooter selling, general and administrative expenses, excluding litigation costs, expanding 6.4%, well below total revenue growth of 9.7%.

Job count in the fourth quarter of 2010 increased 1.2% when compared to the prior-year period. During the fourth quarter of 2010, total residential jobs increased 0.4%, as residential plumbing jobs increased 2.3% and residential drain cleaning jobs declined 0.3%, when compared to the fourth quarter of 2009. Residential jobs represented 71% of total job count in the quarter. Total commercial jobs increased 3.3%, with commercial plumbing/excavation job count increasing 8.8% and commercial drain cleaning increasing 1.5% when compared to the prior-year quarter. The “Other” job category declined 7.5%.

Roto-Rooter continues to have periodic discussions with existing franchisees to acquire franchise territories. Management will be highly disciplined in terms of valuation, risk assessment and overall return on investment of any potential acquisition. The timing or actual completion of any acquisition cannot be predicted.

Chemed Consolidated Debt and Cash Flows

Chemed had total debt of $159 million at December 31, 2010. This debt is net of the discount taken as a result of convertible debt accounting requirements. Excluding this discount, aggregate debt is $187 million and is due in May 2014. Chemed’s total debt equates to less than one times trailing twelve-month adjusted EBITDA.

Chemed’s $175 million revolving credit facility expires in May 2012. At December 31, 2010, this credit facility had approximately $147 million of undrawn borrowing capacity after deducting $28 million for letters of credit issued under this facility to secure the Company’s workers’ compensation insurance.

Capital expenditures for the fourth quarter of 2010 aggregated $6.5 million and compared favorably to depreciation and amortization during the same period of $7.3 million.

The Company increased its quarterly dividend per share in the third quarter of 2010, from $0.12 per share to $0.14 per share. The company purchased $96.3 million of treasury stock in the fourth quarter of 2010 and an additional $19.1 million in January 2011 under a 10b5-1 share repurchase plan. Total shares repurchased during this four-month period totaled 1,802,000 and have exhausted the remaining authoritization under previously announced share repurchase programs. Management will continually evaluate cash utilization alternatives, including share repurchase, debt repurchase, acquisitions and increased dividends to determine the most beneficial use of available capital resources.

Guidance for 2011

VITAS expects to achieve full-year 2011 revenue growth, prior to Medicare Cap, of 7% to 9%. Admissions in 2011 are estimated to increase 5% to 7% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.3% to 16.3%. Effective October 1, 2010, Medicare increased the average hospice reimbursement rates by approximately 2.1%. Consistent with prior years, our guidance assumes $5.0 million of estimated Medicare contractual billing limitations for calendar year 2011.

Roto-Rooter expects to achieve full-year 2011 revenue growth of 5% to 8%. The revenue estimate is a result of increased pricing of approximately 3.0%, a favorable mix shift to higher revenue jobs, with job count growth estimated at 0% to 3%. Adjusted EBITDA margin for 2011 is estimated in the range of 16.5% to 17.5%.

Based upon the above metrics, an effective tax rate of 39.0% and a full-year average diluted share count of 21.5 million, management estimates 2011 earnings per diluted share, excluding non-cash expense for stock options, the non-cash interest expense related to the accounting for convertible debt and other items not indicative of ongoing operations will be in the range of $4.65 to $4.85. This compares to Chemed’s 2010 adjusted earnings per diluted share of $4.17.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., EST, on Wednesday, February 16, 2011, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (866) 770-7125 for U.S. and Canadian participants and (617) 213-8066 for international participants. The participant passcode is 71381356. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 54947506. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 13,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
Continuing Operations
Service revenues and sales	$336,286	$303,249	$1,280,545	$1,190,236
Cost of services provided and goods sold	235,262	211,336	906,016	834,574
Selling, general and administrative expenses (aa)	55,270	53,905	201,964	197,426
Depreciation	6,338	5,511	24,386	21,535
Amortization	950	1,602	4,657	6,367
Other operating expenses (bb)	-	-	-	3,989
Total costs and expenses	297,820	272,354	1,137,023	1,063,891
Income from operations	38,466	30,895	143,522	126,345
Interest expense	(3,013)	(2,760)	(11,959)	(11,599)
Other income--net (cc)	1,850	1,059	2,268	5,874
Income before income taxes	37,303	29,194	133,831	120,620
Income taxes	(14,673)	(10,956)	(52,000)	(46,583)
Income from continuing operations	22,630	18,238	81,831	74,037
Discontinued Operations	-	(253)	-	(253)
Net income	$22,630	$17,985	$81,831	$73,784

Earnings Per Share
Income from continuing operations	$1.00	$0.81	$3.62	$3.30
Net income	$1.00	$0.80	$3.62	$3.29
Average number of shares outstanding	22,534	22,551	22,587	22,451

Diluted Earnings Per Share
Income from continuing operations	$0.98	$0.80	$3.55	$3.26
Net income	$0.98	$0.78	$3.55	$3.24
Average number of shares outstanding	23,070	22,937	23,031	22,742

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
SG&A expenses before long-term incentive compensation and the impact of market gains of deferred compensation plans

	$50,473	$47,681	$195,020	$187,828
Long-term incentive compensation	2,935	5,007	4,734	5,007
Market value gains on assets held in deferred compensation trusts	1,862	1,217	2,210	4,591
Total SG&A expenses	$55,270	$53,905	$201,964	$197,426

(bb)	Amount represents expenses associated with contested proxy solicitation.

(cc)	Other income/(expense)--net comprises (in thousands):
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
Market value gains on assets held in deferred compensation trusts	$1,862	$1,217	$2,210	$4,591
Loss on disposal of property and equipment	(132)	(156)	(425)	(369)
Interest income	110	48	444	423
Gain on settlement of company-owned life insurance	-	-	-	1,211
Other	10	(50)	39	18
Total other income--net	$1,850	$1,059	$2,268	$5,874

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	December 31,
	2010	2009
Assets
Current assets
Cash and cash equivalents	$49,917	$112,416
Accounts receivable less allowances	112,999	53,461
Inventories	7,728	7,543
Current deferred income taxes	15,098	13,701
Prepaid income taxes	770	749
Prepaid expenses	10,285	10,388
Total current assets	196,797	198,258
Investments of deferred compensation plans held in trust	28,304	24,158
Properties and equipment, at cost less accumulated depreciation	79,292	75,358
Identifiable intangible assets less accumulated amortization	56,410	57,920
Goodwill	458,343	450,042
Other assets	11,015	13,734
Total Assets	$830,161	$819,470

Liabilities
Current liabilities
Accounts payable	$55,829	$52,071
Income taxes	1,161	63
Accrued insurance	36,492	35,161
Accrued compensation	39,719	34,662
Other current liabilities	16,141	14,127
Total current liabilities	149,342	136,084
Deferred income taxes	25,085	25,924
Long-term debt	159,208	152,127
Deferred compensation liabilities	27,851	23,637
Other liabilities	6,626	4,536
Total Liabilities	368,112	342,308

Stockholders' Equity
Capital stock	30,382	29,891
Paid-in capital	365,007	335,890
Retained earnings	473,316	403,366
Treasury stock, at cost	(408,615)	(293,941)
Deferred compensation payable in Company stock	1,959	1,956
Total Stockholders' Equity	462,049	477,162
Total Liabilities and Stockholders' Equity	$830,161	$819,470

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended
	December 31,
	2010	2009
Cash Flows from Operating Activities
Net income	$81,831	$73,784
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,043	27,902
Provision for uncollectible accounts receivable	9,078	10,833
Stock option expense	7,762	8,639
Amortization of discount on convertible notes	7,081	6,617
Noncash long-term incentive compensation	4,161	4,385
Provision for deferred income taxes	(2,409)	4,979
Amortization of debt issuance costs	654	632
Discontinued operations	-	253
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	(68,656)	33,754
Decrease/(increase) in inventories	(151)	29
Decrease/(increase) in prepaid expenses	332	(455)
Increase/(decrease) in accounts payable and other current liabilities	13,810	(8,109)
Increase in income taxes	4,825	623
Increase in other assets	(4,398)	(1,678)
Increase in other liabilities	5,999	272
Excess tax benefit on share-based compensation	(3,357)	(1,955)
Other sources	407	327
Net cash provided by operating activities	86,012	160,832
Cash Flows from Investing Activities
Capital expenditures	(25,639)	(21,496)
Business combinations, net of cash acquired	(9,469)	(1,919)
Proceeds from sales of property and equipment	290	1,577
Net uses from discontinued operations	(156)	(630)
Other uses	(726)	(374)
Net cash used by investing activities	(35,700)	(22,842)
Cash Flows from Financing Activities
Purchases of treasury stock	(109,330)	(4,225)
Dividends paid	(11,881)	(8,157)
Proceeds from exercise of stock options	5,327	545
Excess tax benefit on share-based compensation	3,357	1,955
Increase/(decrease) in cash overdrafts payable	(581)	2,891
Repayment of long-term debt	-	(14,669)
Net decrease in revolving line of credit	-	(8,200)
Other sources	297	658
Net cash used by financing activities	(112,811)	(29,202)
Increase/(Decrease) in Cash and Cash Equivalents	(62,499)	108,788
Cash and cash equivalents at beginning of year	112,416	3,628
Cash and cash equivalents at end of period	$49,917	$112,416

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Service revenues and sales	$242,268	$94,018	$-	$336,286
Cost of services provided and goods sold	181,747	53,515	-	235,262
Selling, general and administrative expenses (a)	18,836	27,208	9,226	55,270
Depreciation	4,252	1,949	137	6,338
Amortization	486	126	338	950
Total costs and expenses	205,321	82,798	9,701	297,820
Income/(loss) from operations	36,947	11,220	(9,701)	38,466
Interest expense (a)	(3)	(46)	(2,964)	(3,013)
Intercompany interest income/(expense)	854	486	(1,340)	-
Other income/(expense)—net	(80)	18	1,912	1,850
Income/(loss) before income taxes	37,718	11,678	(12,093)	37,303
Income taxes (a)	(14,445)	(4,421)	4,193	(14,673)
Net income/(loss)	$23,273	$7,257	$(7,900)	$22,630

2009 (f)
Continuing Operations
Service revenues and sales	$217,556	$85,693	$-	$303,249
Cost of services provided and goods sold	165,223	46,113	-	211,336
Selling, general and administrative expenses (b)	17,993	25,114	10,798	53,905
Depreciation	3,502	1,974	35	5,511
Amortization	1,167	118	317	1,602
Total costs and expenses	187,885	73,319	11,150	272,354
Income/(loss) from operations	29,671	12,374	(11,150)	30,895
Interest expense (b)	41	(48)	(2,753)	(2,760)
Intercompany interest income/(expense)	1,224	712	(1,936)	-
Other income/(expense)—net	(156)	(2)	1,217	1,059
Income/(loss) before income taxes	30,780	13,036	(14,622)	29,194
Income taxes (b)	(11,527)	(4,958)	5,529	(10,956)
Income from continuing operations	19,253	8,078	(9,093)	18,238
Discontinued operations	-	-	(253)	(253)
Net income/(loss)	$19,253	$8,078	$(9,346)	$17,985

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Service revenues and sales	$925,810	$354,735	$-	$1,280,545
Cost of services provided and goods sold	709,094	196,922	-	906,016
Selling, general and administrative expenses (a)	73,755	100,731	27,478	201,964
Depreciation	16,161	7,775	450	24,386
Amortization	2,739	514	1,404	4,657
Total costs and expenses	801,749	305,942	29,332	1,137,023
Income/(loss) from operations	124,061	48,793	(29,332)	143,522
Interest expense (a)	(131)	(233)	(11,595)	(11,959)
Intercompany interest income/(expense)	4,632	2,612	(7,244)	-
Other income/(expense)—net	(165)	53	2,380	2,268
Income/(loss) before income taxes	128,397	51,225	(45,791)	133,831
Income taxes (a)	(48,601)	(19,547)	16,148	(52,000)
Net income/(loss)	$79,796	$31,678	$(29,643)	$81,831

2009 (f)
Continuing Operations
Service revenues and sales	$854,343	$335,893	$-	$1,190,236
Cost of services provided and goods sold	653,212	181,362	-	834,574
Selling, general and administrative expenses (b)	71,643	95,073	30,710	197,426
Depreciation	13,269	8,068	198	21,535
Amortization	4,704	441	1,222	6,367
Other operating expenses (b)	-	-	3,989	3,989
Total costs and expenses	742,828	284,944	36,119	1,063,891
Income/(loss) from operations	111,515	50,949	(36,119)	126,345
Interest expense (b)	(374)	(186)	(11,039)	(11,599)
Intercompany interest income/(expense)	4,314	2,514	(6,828)	-
Other income/(expense)—net (b)	(122)	135	5,861	5,874
Income/(loss) before income taxes	115,333	53,412	(48,125)	120,620
Income taxes (b)	(43,637)	(20,372)	17,426	(46,583)
Income from continuing operations	71,696	33,040	(30,699)	74,037
Discontinued operations	-	-	(253)	(253)
Net income/(loss)	$71,696	$33,040	$(30,952)	$73,784

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Net income/(loss)	$23,273	$7,257	$(7,900)	$22,630
Add/(deduct):
Interest expense	3	46	2,964	3,013
Income taxes	14,445	4,421	(4,193)	14,673
Depreciation	4,252	1,949	137	6,338
Amortization	486	126	338	950
EBITDA	42,459	13,799	(8,654)	47,604
Add/(deduct):
Intercompany interest expense/(income)	(854)	(486)	1,340	-
Interest income	(48)	(12)	(50)	(110)
Expenses of OIG investigation	622	-	-	622
Acquisition expenses	68	256	-	324
Expenses of class action litigation	-	1,426	-	1,426
Advertising cost adjustment (c)	-	960	-	960
Long-term incentive compensation	-	-	2,935	2,935
Stock option expense	-	-	1,397	1,397
Adjusted EBITDA	$42,247	$15,943	$(3,032)	$55,158

2009 (f)
Net income/(loss)	$19,253	$8,078	$(9,346)	$17,985
Add/(deduct):
Discontinued operations	-	-	253	253
Interest expense	(41)	48	2,753	2,760
Income taxes	11,527	4,958	(5,529)	10,956
Depreciation	3,502	1,974	35	5,511
Amortization	1,167	118	317	1,602
EBITDA	35,408	15,176	(11,517)	39,067
Add/(deduct):
Intercompany interest expense/(income)	(1,224)	(712)	1,936	-
Interest income	(17)	(29)	(2)	(48)
Expenses of OIG investigation	144	-	-	144
Expenses of class action litigation	-	882	-	882
Advertising cost adjustment (c)	-	688	-	688
Long-term incentive compensation	-	-	5,007	5,007
Stock option expense	-	-	1,940	1,940
Adjusted EBITDA	$34,311	$16,005	$(2,636)	$47,680

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Net income/(loss)	$79,796	$31,678	$(29,643)	$81,831
Add/(deduct):
Interest expense	131	233	11,595	11,959
Income taxes	48,601	19,547	(16,148)	52,000
Depreciation	16,161	7,775	450	24,386
Amortization	2,739	514	1,404	4,657
EBITDA	147,428	59,747	(32,342)	174,833
Add/(deduct):
Intercompany interest expense/(income)	(4,632)	(2,612)	7,244	-
Interest income	(220)	(49)	(175)	(444)
Expenses of OIG investigation	1,012	-	-	1,012
Acquisition expenses	68	256	-	324
Expenses of class action litigation	-	1,853	-	1,853
Advertising cost adjustment (c)	-	(679)	-	(679)
Stock option expense	-	-	7,762	7,762
Long-term incentive compensation	-	-	4,734	4,734
Adjusted EBITDA	$143,656	$58,516	$(12,777)	$189,395

2009 (f)
Net income/(loss)	$71,696	$33,040	$(30,952)	$73,784
Add/(deduct):
Discontinued operations	-	-	253	253
Interest expense	374	186	11,039	11,599
Income taxes	43,637	20,372	(17,426)	46,583
Depreciation	13,269	8,068	198	21,535
Amortization	4,704	441	1,222	6,367
EBITDA	133,680	62,107	(35,666)	160,121
Add/(deduct):
Intercompany interest expense/(income)	(4,314)	(2,514)	6,828	-
Interest income	(267)	(73)	(83)	(423)
Expenses of OIG investigation	586	-	-	586
Expenses of class action litigation	-	882	-	882
Advertising cost adjustment (c)	-	(540)	-	(540)
Stock option expense	-	-	8,639	8,639
Long-term incentive compensation	-	-	5,007	5,007
Expenses associated with contested proxy solicitation	-	-	3,989	3,989
Non-taxable income from certain investments held in deferred compensation trusts
	-	-	(1,211)	(1,211)
Adjusted EBITDA	$129,685	$59,862	$(12,497)	$177,050

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2010	2009 (f)	2010	2009 (f)
Net income as reported	$22,630	$17,985	$81,831	$73,784

Add/(deduct) after-tax impact of:
Long-term incentive compensation	1,833	3,134	2,957	3,134
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	1,110	1,027	4,313	3,988
Stock option expense	883	1,227	4,909	5,464
Expenses of class action litigation	869	534	1,126	534
Expenses of OIG investigation	385	89	627	363
Acquisition expenses	198	-	198	-
Discontinued operations	-	253	-	253
Expenses associated with contested proxy solicitation	-	-	-	2,525
Non-deductible losses and non-taxable gains on investments held in deferred compensation trusts	-	-	-	(756)

Adjusted net income	$27,908	$24,249	$95,961	$89,289

Earnings Per Share As Reported
Net income	$1.00	$0.80	$3.62	$3.29
Average number of shares outstanding	22,534	22,551	22,587	22,451
Diluted Earnings Per Share As Reported
Net income	$0.98	$0.78	$3.55	$3.24
Average number of shares outstanding	23,070	22,937	23,031	22,742

Adjusted Earnings Per Share
Net income	$1.24	$1.08	$4.25	$3.98
Average number of shares outstanding	22,534	22,551	22,587	22,451
Adjusted Diluted Earnings Per Share
Net income	$1.21	$1.06	$4.17	$3.93
Average number of shares outstanding	23,070	22,937	23,031	22,742

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
OPERATING STATISTICS	2010	2009	2010	2009
Net revenue ($000) (d)
Homecare	$176,517	$159,248	$666,562	$615,408
Inpatient	27,344	24,550	105,588	97,356
Continuous care	39,463	35,593	153,050	141,272
Total before Medicare cap allowance and 2008 BNAF*	$243,324	$219,391	$925,200	$854,036
Medicare cap allowance	(1,056)	(1,835)	610	(1,643)
Estimated BNAF* Accrual Q4 2008	-	-	-	1,950
Total	$242,268	$217,556	$925,810	$854,343
Net revenue as a percent of total before Medicare cap allowance and 2008 BNAF*
Homecare	72.6%	72.6%	72.0%	72.1%
Inpatient	11.2	11.2	11.4	11.4
Continuous care	16.2	16.2	16.6	16.5
Total before Medicare cap allowance and 2008 BNAF*	100.0	100.0	100.0	100.0
Medicare cap allowance	(0.4)	(0.8)	0.1	(0.2)
Estimated BNAF* Accrual Q4 2008	-	-	-	0.2
Total	99.6%	99.2%	100.1%	100.0%
Average daily census ("ADC") (days)
Homecare	8,851	7,933	8,476	7,730
Nursing home	3,193	3,253	3,207	3,281
Routine homecare	12,044	11,186	11,683	11,011
Inpatient	436	407	434	406
Continuous care	600	556	596	563
Total	13,080	12,149	12,713	11,980

Total Admissions	14,776	13,677	58,526	55,420
Total Discharges	15,038	13,667	57,817	54,814
Average length of stay (days)	80.8	76.4	78.1	76.0
Median length of stay (days)	15.0	14.0	14.0	14.0
ADC by major diagnosis
Neurological	33.9%	33.0%	33.6%	33.0%
Cancer	18.3	18.8	18.4	19.1
Cardio	11.7	11.9	11.9	12.1
Respiratory	6.6	6.3	6.6	6.4
Other	29.5	30.0	29.5	29.4
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	19.5%	18.8%	18.8%	18.1%
Cancer	34.4	35.8	34.5	35.7
Cardio	11.0	10.4	11.3	11.5
Respiratory	7.4	7.5	8.0	7.5
Other	27.7	27.5	27.4	27.2
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	54.4%	52.5%	52.8%	52.0%
Inpatient	14.4	11.6	13.6	14.6
Continuous care	22.6	20.1	21.4	20.2
Homecare margin drivers (dollars per patient day)
Labor costs	$51.97	$51.89	$52.57	$52.27
Drug costs	7.89	7.58	7.81	7.63
Home medical equipment	5.84	6.91	6.48	6.86
Medical supplies	2.67	2.55	2.56	2.42
Inpatient margin drivers (dollars per patient day)
Labor costs	$305.19	$300.26	$299.54	$287.16
Continuous care margin drivers (dollars per patient day)
Labor costs	$533.32	$534.60	$531.69	$527.27
Bad debt expense as a percent of revenues	0.7%	1.1%	0.9%	1.1%
Accounts receivable
Days of revenue outstanding--excluding unapplied Medicare payments	38.2	48.3	N.A.	N.A.
Days of revenue outstanding--including unapplied Medicare payments	36.5	18.0	N.A.	N.A.

* Budget Neutrality Adjustment Factor.
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2010 AND 2009
(unaudited)

(a)	Included in the results of operations 2010 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		For the Three Months Ended December 31, 2010
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation	$(622)	$-	$-	$(622)
	Acquisition expenses	(68)	(256)	-	(324)
	Expenses of class action litigation	-	(1,426)	-	(1,426)
	Long-term incentive compensation	-	-	(2,935)	(2,935)
	Stock option expense	-	-	(1,397)	(1,397)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes
		-	-	(1,756)	(1,756)
	Pretax impact on earnings	(690)	(1,682)	(6,088)	(8,460)
	Income tax benefit on the above	263	657	2,262	3,182
	After-tax impact on earnings	$(427)	$(1,025)	$(3,826)	$(5,278)

		For the Year Ended December 31, 2010
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation	$(1,012)	$-	$-	$(1,012)
	Acquisition expenses	(68)	(256)	-	(324)
	Expenses of class action litigation	-	(1,853)	-	(1,853)
	Long-term incentive compensation	-	-	(4,734)	(4,734)
	Stock option expense	-	-	(7,762)	(7,762)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes
		-	-	(6,820)	(6,820)
	Pretax impact on earnings	(1,080)	(2,109)	(19,316)	(22,505)
	Income tax benefit on the above	411	827	7,137	8,375
	After-tax impact on earnings	$(669)	$(1,282)	$(12,179)	$(14,130)

(b)	Included in the results of operations 2009 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		For the Three Months Ended December 31, 2009
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation	$(144)	$-	$-	$(144)
	Expenses of class action litigation	-	(882)	-	(882)
	Long-term incentive compensation	-	-	(5,007)	(5,007)
	Stock option expense	-	-	(1,940)	(1,940)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes
		-	-	(1,623)	(1,623)
	Pretax impact on earnings	(144)	(882)	(8,570)	(9,596)
	Income tax benefit on the above	55	348	3,182	3,585
	After-tax impact on earnings	$(89)	$(534)	$(5,388)	$(6,011)

	For the Year Ended December 31, 2009
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Expenses of OIG investigation	$(586)	$-	$-	$(586)
Expenses of class action litigation	-	(882)	-	(882)
Long-term incentive compensation	-	-	(5,007)	(5,007)
Stock option expense	-	-	(8,639)	(8,639)
Expenses of contested proxy solicitation	-	-	(3,989)	(3,989)
Interest expense:
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes
	-	-	(6,305)	(6,305)
Other income/(expense)--net
Non-taxable income from certain investments held in deferred compensation trusts
	-	-	1,211	1,211
Pretax impact on earnings	(586)	(882)	(22,729)	(24,197)
Income tax benefit on the above	223	348	8,829	9,400
Income tax impact of non-deductible net market losses on investments held in deferred compensation trusts	-	-	(455)	(455)
After-tax impact on earnings	$(363)	$(534)	$(14,355)	$(15,252)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2010 and 2009, GAAP advertising expense for Roto-Rooter totaled $7,034,000 and $6,766,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation advertising expense for the fourth quarters of 2010 and 2009 would total $6,074,000 and $6,078,000, respectively.

Similarly, for the years ended December 31, 2010 and 2009, GAAP advertising expense for Roto-Rooter totaled $23,849,000 and $23,968,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2010 and 2009 would total $24,528,000 and $24,508,000, respectively.

(d)

VITAS has 6 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 21 small (less than 200 ADC) hospice programs. There are two programs as of December 31, 2010, with Medicare cap cushion of less than 10% for the most recent 12-month period. Additionally, one small program has a projected Medicare cap liability of $62,000 for the 2010 measurement period.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

(f)

Reclassified to agree with 2010 presentation. Prior to 2010, we recorded stock award amortization as a corporate expense. In the first quarter of 2010, we decided that since this expense was an ongoing expense it should be reported within the appropriate segment. Accordingly, stock award amortization has been allocated to the corresponding business segments for all periods presented.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901